Great Pee Dee Bancorp, Inc.
                            901 Chesterfield Highway
                          Cheraw, South Carolina 29520
                                 (843) 537-7656



                                September 9, 2005


Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company"), which will be held at the main office of Sentry Bank & Trust (the "Bank"), 901 Chesterfield Highway, Cheraw, South Carolina at 11:00 a.m. (South Carolina time) on Wednesday, October 12, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company and the Bank, the wholly owned subsidiary of the Company. Directors and officers of the Company and the Bank will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending June 30, 2006. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                           Sincerely,


                                           \s\ Herbert W. Watts


                                           Herbert W. Watts
                                           President and Chief Executive Officer

                           Great Pee Dee Bancorp, Inc.
                            901 Chesterfield Highway
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                                    NOTICE OF
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 12, 2005

     Notice is hereby given that the Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company") will be held at the main office of Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina, on Wednesday, October 12, 2005 at 11:00 a.m., South Carolina time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors;

     2. The ratification of Dixon Hughes, PLLC as independent registered public accounting firm for the fiscal year ending June 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on August 26, 2005, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                      By Order of the Board of Directors


                                      \s\ John M. Digby


                                      John M. Digby
                                      Secretary
Cheraw, South Carolina
September 9, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           Great Pee Dee Bancorp, Inc.
                            901 Chesterfield Highway
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                            _______________________

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 12, 2005

                            _______________________

                       SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina, on Wednesday, October 12, 2005, at 11:00 a.m. (South Carolina time), and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 9, 2005.

     Regardless of the number of shares of stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the ratification of Dixon Hughes, PLLC as independent registered public accounting firm for the fiscal year ending June 30, 2006.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any that may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

     Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, John M. Digby, at the address of the Company shown on the cover page of this Proxy Statement, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on August 26, 2005 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,802,555 shares of Common Stock issued and outstanding (excluding treasury shares). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of the appointment of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or
(iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute ratification by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board of Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.


                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
          Beneficial Owner                                    Ownership                         Outstanding
       ----------------------                            ------------------                 -------------------

The Great Pee Dee Bancorp, Inc.                               163,984(1)                            9.1%
Employee Stock Ownership Plan and Trust
901 Chesterfield Highway
Cheraw, South Carolina 29520

First Citizens Bancorporation of South Carolina, Inc.         119,000(2)                            6.6%
1230 Main Street
Columbia, South Carolina 29201

Herbert W. Watts                                              122,702(3)                            6.8%
901 Chesterfield Highway
Cheraw, South Carolina 29520

--------------------------------
(1) Under The Great Pee Dee Bancorp, Inc. Employee Stock Ownership Plan and Trust (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares. As of the Record Date, 68,183 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The trustees of the ESOP are the non-employee directors of the Company.
(2)  Based on a Schedule 13D filed November 12, 1998.
(3) Includes 36,107 shares that may be acquired pursuant to presently exercisable options, which are deemed to be beneficially owned by Mr. Watts.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated Herbert W. Watts and James C. Crawford, III to serve as directors, each of whom currently serves as a member of the Board of Directors.

     The table below sets forth certain information regarding the Company's Board of Directors and nominees. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                         Term to          Shares of
                                     Positions                      Expire Following     Common Stock
                                    Held in the                        Fiscal Year       Beneficially
                                   Company and/or         Director        Ending           Owned on        Percent
       Name           Age(1)          the Bank            Since(2)       June 30,       Record Date(3)    Of Class
       -----          ------          --------            --------       --------       --------------    --------

                                    NOMINEES

Herbert W. Watts        61       President and Chief        1977           2008          122,702(4)(5)        6.8%
                                  Executive Officer
                                   of the Company
                                    and Director
James C. Crawford, III  49            Chairman              1992           2008           50,669(6)(7)        2.8

                         DIRECTORS CONTINUING IN OFFICE

William R. Butler       56            Director              1992           2006           75,549(6)(8)(9)     4.2
H. Malloy Evans, Jr.    63            Director              2000           2006           29,485(6)(10)       1.6
Henry P. Duvall, IV     74            Director              1964           2007           32,287(6)(11)       1.8
John S. Long            51       President and Chief        1998           2007           58,910(12)(13)      3.3
                              Executive Officer of the
                                  Bank and Director
Robert M. Bennett, Jr.  51            Director              2001           2007           36,298(6)(14)       2.0

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

John M. Digby           59      Senior Vice President        n/a            n/a            5,000(15)            *
                             and Chief Financial Officer
Michael O. Blakeley     59      Senior Vice President        n/a            n/a           15,961(16)            *
                                     of the Bank
All Directors and Executive Officers                                                     463,708(17)         25.7%
as a Group (9 persons)

-----------------------------------------
*    Less than 1%.
(1)  As of June 30, 2005.
(2) Reflects initial appointment to the Board of Directors of the Company or the Bank.
(3)  Includes shares owned directly and indirectly.
(4) Includes 36,107 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(5)  Includes 7,814 shares held by a deferred compensation plan.
(6) Includes 10,465 shares held by a deferred compensation plan for the benefit of Messrs. Watts and Long, as to which all non-employee directors serve as trustees.
(7) Includes 3,450 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(8) Includes 22,000 shares owned by the Sentry Bank & Trust Foundation, as to which Mr. Butler serves as director.
(9) Includes 9,109 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(10) Includes 13,121 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(11) Includes 7,092 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(12) Includes 26,169 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(13) Includes 2,651 shares held by a deferred compensation plan.




                                         (footnotes continued on following page)

(14) Includes 10,958 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(15) Includes 3,330 shares granted under the Company's 1998 Recognition and Retention Plan, which are subject to future vesting but as to which voting may be currently directed.
(16) Includes 8,727 options granted pursuant to the Stock Option Plan, which options are currently exercisable.
(17) Includes 123,903 options granted pursuant to the Stock Option Plan, which are currently exercisable. Excludes shares of Common Stock owned by the Company's ESOP for the benefit of the employees of the Bank other than executive officers. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, the ESOP held 163,984 shares of Common Stock, of which 68,183 shares have been allocated, including 35,940 shares allocated to the executive officers and included in the above table. The trustees of the ESOP are Directors of the Company. Includes 27,677 shares beneficially owned by a director whose term expires at the Annual Meeting and who is not eligible for re-election.

Directors

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All of these individuals have held their present positions for at least five years unless otherwise stated.

     Robert M. Bennett, Jr. is Vice President-Secretary of Bennett Motor Company, a General Motors dealership located in Cheraw, South Carolina.

     William R. Butler is the owner of P&H Pharmacy, which is a retail pharmacy located in Cheraw, South Carolina. Mr. Butler is a licensed pharmacist.

     James C. Crawford, III is the Chairman and President of B.C. Moore & Sons, Inc., a department store chain.

     Henry P. Duvall, IV is retired. Prior to his retirement, Mr. Duvall was the President and Chief Executive Officer of Cheraw Hardware and Supply Company.

     H. Malloy Evans, Jr. is the President and Treasurer and a Director of Cheraw Yarn Mill, Inc., where he has been employed since 1971. Mr. Evans is also a past President of the American Yarn Spinners Association.

     John S. Long became Vice President of Sentry Bank & Trust (the "Bank") in November 1997, Chief Operating Officer in June 1998 and President in January 2003. Mr. Long became Chief Executive Officer of the Bank in January 2004 and Executive Vice President of the Company in July 2004. Prior to joining the Bank, Mr. Long was Senior Vice President of The County Bank.

     Herbert W. Watts has served as the President and Chief Executive Officer of the Company since its formation in 1997, and has been employed by the Bank in various capacities since 1973. Mr. Watts was President and Chief Executive Officer of the Bank from 1981 until January 2003.

Executive Officers Who Are Not Directors

     Michael O. Blakeley has been Senior Vice President of the Bank since May 2000 and serves as city executive of the Bank's office located in Florence, South Carolina. Before joining the Bank, Mr. Blakeley served as the Vice President and Senior Business Banker of the Pee Dee Region for Wachovia Bank.

     John M. Digby was appointed Senior Vice President and Chief Financial Officer of the Bank in June 2003 and Treasurer and Chief Financial Officer of the Company in July 2004. Mr. Digby was elected Secretary of the Company and the Bank in 2005. From 1998 until 2002, Mr. Digby served as the Chief Financial Officer and Treasurer of First Capital Bank, located in Bennettsville, South Carolina.

Independent Directors

     The Board of Directors has determined that, except as to Messrs. Watts and Long, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Messrs. Watts and Long are not considered independent because they are executive officers of the Company.

Committees and Meetings of the Board of Directors

     The business of the Company and the Bank is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met 24 times during fiscal 2005 and the Board of Directors of the Bank met 24 times during fiscal 2005. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Bank. The following is a discussion of certain committees of the Bank. The Bank's Audit Committee functions as the audit committee of the Company, and the Bank's Personnel Committee functions as the personnel committee of the Company.

     The Budget and Finance Investments Committee meets periodically to review the Company's investment policies, and is authorized to make security investments on behalf of the Company. The Budget and Finance Investments Committee is composed of Directors Crawford, Evans, Long, and Watts and in the absence of a member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee. During fiscal 2005, the Budget and Finance Investments Committee met five times.

     Audit Committee. The Audit Committee consists of Directors Butler, Bennett and Crawford. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Each member of the Audit Committee has an understanding of the Company's financial statements and is "financially literate." The Audit Committee has not designated an audit committee financial expert because none of the "independent directors," while financially literate, meet the more stringent requirements necessary for designation as the financial expert. During fiscal 2005, the Audit Committee held seven meetings. The Audit Committee reports to the Board on its activities and findings.

     The duties and responsibilities of the Audit Committee include, among other things:

     o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the Company's annual financial statements;

     o approving all engagements for audit and non-audit services by the independent registered public accounting firm;

     o    reviewing  the  financial   statements   and  the  audit  report  with
          management and the independent registered public accounting firm;

     o    reviewing quarterly reports filed with the SEC;

     o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls; and

     o    reviewing the adequacy of the audit committee charter.

     Compensation Committee. The Personnel Committee serves as the compensation committee of the Board and consists of Directors Crawford and Evans. The Personnel Committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. During fiscal 2005, this committee met two times.

     Nominating Committee. The non-employee members of the Board of Directors serve as the Nominating Committee. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The non-employee members of the Board of Directors met once in its capacity as the Nominating Committee during fiscal 2005. The Company's Board of Directors has adopted a written charter for the Nominating Committee, which is available at the Company's website at http://www.sentrybankandtrust.com.

     The duties of the Nominating Committee include the following:

     o evaluating current directors for nomination for re-election to the Board of Directors;

     o evaluating other potential candidates for nomination to be elected to the Board of Directors;

     o if applicable, evaluating and recommending to the Board of Directors the persons who should be appointed to the Board of Directors; and

     o reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the Board of Directors for approval.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee shall have sole authority to approve related fees and retention terms. The Nominating Committee may appoint a sub-committee (so long as such committee is composed solely of independent directors) to assist the Nominating Committee in performing its duties.

     The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

     o has had experiences and achievements that has given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

     o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

     Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to the Company's Corporate Secretary at 901 Chesterfield Highway, Cheraw, South Carolina 29520. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date (month and day) of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

     o the name and address of the stockholder as they appear on the Company's books, and number of shares of Common Stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of Common Stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     o a statement detailing any relationship between the candidate and the Bank and the Company;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Bank and the Company;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

     Stockholder Communications with the Board. A stockholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the Company at 901 Chesterfield Highway, Cheraw, South Carolina 29520, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership.

     Depending on the subject matter, the Corporate Secretary will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, or forward the communication for response by another employee of the Company. For example, a request for information about the Company or a stock-related matter may be forwarded to the Company's stockholder relations officer; or

     o not forward the communication if it is primarily commercial in nature relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     The Corporate Secretary shall make those communications that were not forwarded available to the Directors on request.

Code of Ethics

     The Company has adopted a Code of Ethics (the "Code") that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code is available on the Company's website at http://www.sentrybankandtrust.com. Amendments to and waivers from the Code will also be disclosed on the Company's website.

Attendance at Annual Meetings of Stockholders

     The Company does not have a policy regarding director attendance at annual meetings of stockholders. All of the Company's directors attended the prior fiscal year's annual meeting of stockholders.

Audit Committee Report

     In accordance with rules established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at http://www.sentrybankandtrust.com.

     Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with the auditing standards generally accepted in the United States, and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     As part of its ongoing activities, the Audit Committee has:

     o    Reviewed  and  discussed  with   management   the  Company's   audited
          consolidated financial statements for the fiscal year ended June 30, 2005;

     o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 and be filed with the SEC.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                William R. Butler
                             Robert M. Bennett, Jr.
                             James C. Crawford, III

Director Compensation

     The Bank pays a $700 monthly retainer to each of its directors, except for the Chairman, who is paid a $1,600 monthly retainer. Each director is also paid $150 for each meeting attended. The Company does not pay fees to its directors. Directors are also eligible to participate in certain stock benefit plans and have received awards of restricted stock and stock options. During fiscal 2005, there were no grants of restricted stock or stock options to directors.

Executive Compensation

     The following table sets forth certain information as to the compensation paid to the President and Chief Executive Officer of the Company and the President and Chief Executive Officer of the Bank (the "Named Executive Officers") for the fiscal years ended June 30, 2005, 2004 and 2003. No other officer of the Company earned $100,000 in salary and bonus for the 2005 fiscal year.

========================================================================================================================
                                              Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------
                                                                                Long-Term Compensation
                             Annual Compensation                                        Awards
--------------------------------------------------------------------------------------------------------
                                                                    Other       Restricted
                                                                   Annual          Stock      Options/     All Other
    Name and Principal       Fiscal                             Compensation       Award        SARs     Compensation
         Position             Year      Salary($)   Bonus($)       ($)(1)           ($)        (#)(2)       ($)(3)
------------------------------------------------------------------------------------------------------------------------

 Herbert W. Watts,            2005       100,000     12,500        20,775            --         10,903       137,193
 President and Chief          2004       97,512      12,500        32,921            --         20,667       58,765
 Executive Officer of the     2003       93,512      12,500        13,350            --         21,316       49,230
 Company and Director

 John S. Long, President      2005       121,000     18,500        22,440            --         7,121        56,979
 and Chief Executive          2004       111,506     18,500        32,930            --         10,734       46,969
 Officer of the Bank and      2003       93,512      25,500        13,350            --         10,734       36,048
 Director
========================================================================================================================

---------------
(1)  Consists of director's fees and deferred compensation.
(2) Represents reload options received upon the exercise of stock options when previously-owned shares of common stock were utilized to pay the option exercise price.
(3) Represents the market value at June 30 of shares allocated to the executive's account under the ESOP during the respective fiscal year and the exercise of non-incentive stock options.


     Employment Agreements. The Bank has entered into an employment agreement with Mr. Long that provides for a term of thirty-six months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term shall be thirty-six months. If the agreement is not renewed, the agreement will expire thirty-six months following the anniversary date. The Bank has entered into an employment agreement with Mr. Watts, which expires December 31, 2005. The current base salary for Mr. Watts is $103,000 and for Mr. Long is $130,000. The base salary may be increased but not decreased. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than thirty (30) miles, (iii) liquidation or dissolution of the Bank, or (iv) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary, would be entitled to a severance payment in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Watts or Mr. Long) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement.

     The executive's employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Bank (with executive's consent). Upon retirement, the executive will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

     The employment agreements provide that, following termination of employment, the executive will not compete with the Bank for a period of one year, provided, however, that in the event of a termination in connection with a change in control, the non-compete provisions will not apply.

     Equity Compensation Plans. The Company does not have any equity compensation program that was not approved by stockholders of the Company, other than its ESOP. Set forth below is certain information as of June 30, 2005 regarding equity compensation plans that have been approved by stockholders of the Company.

====================================================================================================================
                              Number of securities to be
                                issued upon exercise of                                   Number of securities
  Equity compensation plans     outstanding options and         Weighted average         remaining available for
  approved by stockholders               rights                  exercise price            issuance under plan
--------------------------------------------------------------------------------------------------------------------
Stock Option Plan                       127,060                      $15.56                        7,234
--------------------------------------------------------------------------------------------------------------------
Recognition and Retention Plan                0                  Not Applicable                    7,482
--------------------------------------------------------------------------------------------------------------------
2003 Long Term Incentive
  Stock Plan                              5,994(1)               Not Applicable                   79,388
--------------------------------------------------------------------------------------------------------------------
         Total                          133,054                      $15.56                       94,104
====================================================================================================================

---------------
(1) Represents shares that have been granted but have not yet vested.

     Set forth in the table that follows is information relating to options granted to the Named Executive Officers during the fiscal year ended June 30, 2005.

======================================================================================================================
                                          OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                                  Individual Grants
======================================================================================================================
                                               Percent of Total     Exercise
                                               Options Granted      or Base
                                               to Employees in       Price      Expiration   Grant Date Present Value
            Name             Options Granted        FY 2005          ($)(2)        Date               ($)(3)
---------------------------- ---------------- ------------------- ------------ ------------ --------------------------
Herbert W. Watts                6,869(1)            52.6%            17.50       1/7/08              14,974
                                4,034(1)                             15.99                            8,794

John S. Long                    7,121(1)            34.4%            17.50       1/7/08              15,524
============================ ================ =================== ============ ============ ==========================
---------------
(1)  Represents  reload options received upon the exercise of stock options when previously-owned  shares of Common  Stock were  utilized  to pay the option exercise price.
(2)  The exercise  price of the options is equal to the fair market value of the underlying  shares  on the date of the  award.
(3)  Based on a grant date present  value of $2.18 per share  derived  using the
     Black-Scholes   option  pricing  model  with  the  following   assumptions:
     volatility  of 25.6%;  risk free  rate of return of 3%;  dividend  yield of
     3.7%; and a 2-year option life.

     Set forth below is certain information concerning options exercised by the Named Executive Officers during 2005, and options outstanding to the Named Executive Offices at June 30, 2005.


===================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
===================================================================================================================
                                                                                            Value of Unexercised
                                                                  Number of Unexercised    In-The-Money Options at
                                                                   Options at Year-End           Year-End (1)
                                                                ------------------------- -------------------------
                            Shares Acquired                     Exercisable/Unexercisable Exercisable/Unexercisable
           Name              Upon Exercise     Value Realized              (#)                       ($)
-------------------------- ----------------- ------------------ ------------------------- -------------------------
Herbert W. Watts               16,933              184,724              36,107/0                   3,403/0

John S. Long                   11,424              124,625              26,169/0                  38,170/0
========================== ================= ================== ========================= =========================

---------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2005, at which date the last trade price of the Common Stock as quoted on the Nasdaq National Market was $15.50.

Transactions With Certain Related Persons

     The Bank has a policy of offering to its directors and officers real estate mortgage loans secured by their principal residence as well as other loans. All of the loans to the directors and officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and do not involve more than minimal risk of collectibility. Loans to directors, executive officers and their associates totaled $3,347,000 at June 30, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Executive Officers and Directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing their beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Proxy Statement of the failure of an executive officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 as required. Based on the Company's review of ownership reports required to be filed for the year ended June 30, 2005, no Executive Officer, Director or 10% beneficial owner of the Company's Common Stock failed to file ownership reports as required.

               PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company's independent registered public accounting firm for the fiscal year ended June 30, 2005 was Dixon Hughes, PLLC. The Audit Committee of the Board of Directors has reappointed Dixon Hughes, PLLC to continue as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006, subject to ratification of such appointment by the stockholders. It is expected that a representative of Dixon Hughes, PLLC will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Stockholder ratification of the selection of Dixon Hughes, PLLC is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Dixon Hughes, PLLC, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Hughes, PLLC during the fiscal years ended June 30, 2005 and 2004.

     Audit Fees. The aggregate fees billed to the Company by Dixon Hughes, PLLC for professional services rendered by Dixon Hughes, PLLC for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by Dixon Hughes, PLLC in connection with statutory and regulatory filings and engagements were $67,394 and $50,768 during the fiscal years ended June 30, 2005 and 2004, respectively.

     Audit-Related Fees. The aggregate fees billed to the Company by Dixon Hughes, PLLC for assurance and related services rendered by Dixon Hughes, PLLC that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, were $5,930 and $8,350 during the fiscal years ended June 30, 2005 and 2004, respectively.

     Tax Fees. The aggregate fees billed to the Company by Dixon Hughes, PLLC for professional services rendered by Dixon Hughes, PLLC for tax compliance, tax advice and tax planning were $8,613 and $8,012 during the fiscal years ended June 30, 2005 and 2004, respectively. These services primarily included the review of tax returns and quarterly tax provisions.

     All Other Fees. The aggregate fees billed to the Company by Dixon Hughes, PLLC that are not described above were $0 and $775 during the fiscal years ended June 30, 2005 and 2004, respectively. These fees were related to the accumulation of certain executive compensation data from comparable publicly traded entities.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the fiscal years ended June 30, 2005 and 2004, 100% of audit-related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Dixon Hughes, PLLC's independence. The Audit Committee concluded that performing such services does not affect Dixon Hughes, PLLC's independence in performing its function as auditor of the Company.

     THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES PLLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address and number of shares owned by the stockholder; describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the 2006 Annual Meeting of Stockholders is expected to be held is October 11, 2006. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Stockholders must be given to the Company no later than July 13, 2006.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 901 Chesterfield Highway, Cheraw, South Carolina 29520, no later than May 12, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    \s\ John M. Digby


                                    John M. Digby
                                    Secretary

Cheraw, South Carolina
September 9, 2005

                                 REVOCABLE PROXY

                           GREAT PEE DEE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 12, 2005

     The undersigned hereby appoints the proxy committee of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders ("Meeting") to be held at the main offices of Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina, at 11:00 a.m., (South Carolina time) on Wednesday, October 12, 2005. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                 VOTE
                                                       FOR     WITHHELD
                                                       ---     --------
1.   The  election  as  directors  of  the nominees    [ ]       [ ]
     listed below (except as marked to the contrary below) for a three-year term:

     Herbert W. Watts
     James C. Crawford, III

     INSTRUCTION: To withhold your vote for any individual nominee, mark "Withheld" and write that nominee's name on the space provided.

     __________________________________________

     __________________________________________

                                                       FOR     AGAINST   ABSTAIN
                                                       ---     -------   -------
2.   The ratification of the appointment of Dixon      [ ]       [ ]       [ ]
     Hughes,  PLLC  as   independent   registered
     public accounting firm for the fiscal year ending June 30, 2006

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting; a proxy statement dated September 9, 2005, and audited financial statements.

Dated: _________________, 2005     [ ] Check Box if You Plan to Attend Meeting



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PRINT NAME OF STOCKHOLDER          PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
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